Exhibit 3.2.46

CHARTER OF

VOLUNTEER TREATMENT CENTER, INC.

The undersigned natural person under the Tennessee business Corporation Act adopts the following charter for the above listed corporation:

1.	The name of the corporation is volunteer Treatment Center, Inc.

2.	The number of shares of stock the corporation is authorized to issue is two-thousand (2,000) shares, which shall all be of the same class to be designated common stock, which shares shall all have the same right, and shall be without par value.

3. (a)	The complete address of the corporation’s initial registered office in Tennessee is:

2347 Rossville Boulevard

Chattanooga, Tennessee 37408

County of Hamilton

(b)	The name of the initial registered agent and his complete address is:

Jack Randle

2347 Rossville Boulevard

Chattanooga, Tennessee 37408

County of Hamilton

4.	The name and complete address of the incorporators:

W. Gerald Tidwell, Jr.

736 Georgia Avenue

Dome Building – Suite 600

Chattanooga, TN 37402

(615) 266-8511

5.	The complete address of the corporation’s principal office is 2347 Rossville Boulevard, Chattanooga, Tennessee, U.S.A.

6.	The corporation is for profit.

7.	The corporation is being formed for the purpose of operating a non-residential treatment center for persons addicted to drugs.

(a)	to operate and manage said business for its lawful purpose; to contract debts, to borrow money, to issue, sell and pledge bonds, notes and any other evidences of indebtedness and to execute such mortgages, transfers of corporate property, or other instruments, to secure the payments of corporate indebtedness as required; to invest funds in real estate, mortgages, stocks and bonds, or any other type of investments; to purchase assets of, merge with or consolidate with any other corporation; to redeem, purchase, retain, sell or transfer capital stock; to engage in all financial planning and organization necessary to accomplish the above purposes including the management of said business; and to engage in any and all lawful activities pertinent to this purpose.

(b)	The duration of the corporation is perpetual.

(c)	The corporation shall not commence business until consideration in the amount of not less than One-Thousand Five Hundred Dollars (1,500.00) has been received for the issuance of shares.

This the 10th day of Nov., 1992

/s/ W. GERALD TIDWELL, JR.
W. GERALD TIDWELL, JR.
Incorporator

CORPORATION ANNUAL REPORT STATE OF TENNESSEE SECRETARY OF STATE SUITE 1800, JAMES K. POLK BUILDING NASHVILLE, TN. 37243-0306 AMOUNT DUE - $20.00
CURRENT FISCAL YEAR CLOSING MONTH: 12	IF DIFFERENT,	THIS REPORT IS DUE ON OR BEFORE 04/01/00

CORRECT MONTH IS:
(1) SECRETARY OF STATE CONTROL NUMBER: 0259260	OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-1514921
(2A.) NAME AND MAILING ADDRESS OF CORPORATION: VOLUNTEER TREATMENT CENTER, INC. 2347 ROSSVILLEBLVD. CHATTANOOGA, TN 37408 D 11/13/1992 FOR PROFIT		(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS: P.O. Box 289 ST. Helena, SC 29920
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE: 2347 ROSSVILLEBLVD, CHATTANOOGA, TN 37408 B. CHANGE OF PRINICIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4

* * BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED * *

(4)	A. NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

PRESIDENT	Patricia Lewin	P.O. Box 280	St. Helena, SC 29920

SECRETARY	Charles Carson	One Corporate Square #215	Atlanta, GA 30329

B. BOARD OF DIRECTOR (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY OR LISTED BELOW: ☒ SAME AS ABOVE ☐ NONE
	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

(5)	A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

      JACK RANDLE

B.  REGISTERED ADDRESS AS APPEARING ON SECRETARY OF STATE RECORDS:

      2347 ROSSVILLE BLVD., CHATTANOOGA, TN 37408

(6)	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(BLOCK 5A AND/OR 5B). THERE IS AN ADDITIONAL          REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

A.	CHANGE OF REGISTERED AGENT:	Helen Hooper

B.	CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE +4	COUNTY

SAA		TN

(7) A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT

CORPORATION AS INDICATED:	IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC

☐ MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE

/S/ Patricia Lewin	3/29/00
(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:

Patricia Lewis	President

* * THIS REPORT MUST BE DATED AND SIGNED * *

CONTINUED ON BACK

Annual Report Filing Fee Due: $20, If no changes are made in block #6 to the registered agent/office, or $40, If any changes are made in block #6 to the registered agent/office		Please return completed form to: TENNESSEE SECETARY OF STATE Attn: Annual Report 312 Eight Ave. N, 6th Floor William R. Snodgrass Tower Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12	IF DIFFERENT, ____________	THIS REPORT IS DUE ON OR BEFORE 04/01/02
CORRECT MONTH IS:
(1) SECRETARY OF STATE CONTROL NUMBER: 025960	OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-1514921
(2A.) NAME AND MAILING ADDRESS OF CORPORATION: VOLUNTEER TREATMENT CENTER, INC. 618 CHURCH ST SUITE 510 NASHVILLE, TN 37219 D 11/13/1992 FOR PROFIT		(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE: 2347 ROSSVILLEBLVD, CHATTANOOGA, TN 37408 B. CHANGE OF PRINICIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4

(4)	A. NAME AND BUSINESS ADDRESS, INCLDUING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

PRESIDENT	David Grass	618 Church St., Ste 310	Nashville, TN 37219

SECRETARY	Patty Chadwick	same	same

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY OR LISTED BELOW: ☒ SAME AS ABOVE ☐ NONE
	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

	David Boutwell	One Riverchase Pkwy South	Birmingham, AL 35244

	Beth Weatherford	same	same

(6)	A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

      HELEN HOPPER

B.  REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

      2347 ROSSVILLE BLVD., CHATTANOOGA, TN 37408

C.  INDICATED BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(i)	CHANGE OF REGISTERED AGENT:	Holly Gritton

(ii)	CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE +4	COUNTY
TN

(7) A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT

CORPORATION AS INDICATED:	IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC

☐ MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE

/S/ Susan Jungling	3/28/02
(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:

Susan Jungling	Accounting Manager

* * THIS REPORT MUST BE DATED AND SIGNED * *

CONTINUED ON BACK

Annual Report Filing Fee Due: $20, If no changes are made in block #6 to the registered agent/office, or $40, If any changes are made in block #6 to the registered agent/office		Please return completed form to: TENNESSEE SECETARY OF STATE Attn: Annual Report 312 Eight Ave. N, 6th Floor William R. Snodgrass Tower Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12	IF DIFFERENT, ____________	THIS REPORT IS DUE ON OR BEFORE 04/01/05
CORRECT MONTH IS:
(1) SECRETARY OF STATE CONTROL NUMBER: 0259260	OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-1514921
(2A.) NAME AND MAILING ADDRESS OF CORPORATION: VOLUNTEER TREATMENT CENTER, INC. 6185 PASEO DEL NORTE SUITE 150 CARLSBAD, CA 92009 D 11/13/1992 FOR PROFIT		(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE: 2347 ROSSVILLEBLVD, CHATTANOOGA, TN 37408 B. CHANGE OF PRINICIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4

(4)	A. NAME AND BUSINESS ADDRESS, INCLDUING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

PRESIDENT	Phillip L. Herschman	6185 Paseo Del Norte #150	Carlsbad, Ca. 92009

SECRETARY	Kevin Hogge	105 N. Bascom, 2nd Flr	San Jose, Ca. 95128

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY OR LISTED BELOW: ☒ SAME AS ABOVE ☐ NONE
	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

	Kathleen Sylvia	105 N. Bascom, 2nd Flor	San Jose, Ca. 95128

	Beth Weatherford	same	same

(6)	A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

      NATIONAL REGISTERED AGENTS INC.

B.  REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

      1900 CHURCH STREET, SUITE 400, NASHVILLE, TN 37203

C.  INDICATED BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(i)	CHANGE OF REGISTERED AGENT:

(ii)	CHANGE OF REGISTERED OFFICE:

(7) A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT

CORPORATION AS INDICATED:	IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC

☐ MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK	☐ RELIGIOUS

(8) SIGNATURE	(9) DATE

/S/ Philip L. Herschman	2/11/05
(10) TYPE PRINT NAME OF SIGNER:	(11) TITLE OF SIGNER:

Philip L. Herschman	President

* * THIS REPORT MUST BE DATED AND SIGNED * *

CONTINUED ON BACK

State of Tennessee		For Office Use Only

Department of State Corporate Filings 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	CHANGE OF REGISTERED AGENT OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act of Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1.	The name of the corporation is Volunteer Treatment Center

2.	The street address of its current registered office is 2347 Rossville Blvd.
Chattanooga,	TN 37408

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street, Suite 400

4. The name of the current registered agent is Holly Gritton

5. If the current registered agent is to be changed, the name of the new registered agent is

National Registered Agents, Inc.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

7/11/02	Volunteer Treatment Center
Signature Date	Name of Corporation

CFO	/S/ Patty Chadwick
Signature Date	Signature

Patty Chadwick
Name (typed or printed)